                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                               ------------------

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
              (Exact name of trustee as specified in its charter)


              (State of incorporation if not a U.S. national bank)

                                   59-2283428
                      (I.R.S. employer identification no.)

                               800 BRICKELL AVENUE
                                    SUITE 300
                              MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)
                               -------------------

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
                        600 NORTH PEARL STREET, SUITE 420
                                DALLAS, TX 75201
                                 (214) 880-8238
            (Name, address and telephone number of agent for service)
                              --------------------

                                INPUT/OUTPUT,INC.
               (Exact name of obligor as specified in its charter)

                   DELAWARE                                22-2286646
        (State or other jurisdiction of                  (IRS employer
         incorporation or organization)               identification no.)

                             12300 PARC CREST DRIVE
                              STAFFORD, TEXAS 77477
                                 (281)-933-3339
                   (Address, zip code and telephone number of
                          principal executive offices)

                              --------------------

                                      NOTES
                   (5.50% CONVERTIBLE SENIOR NOTES DUE 2008 )

                      (Title of the indenture securities)

1. General Information.

   Furnish the following information as to the trustee--

   (a) Name and address of each examining or supervising authority to which it is subject.

        COMPTROLLER OF THE CURRENCY
        UNITED STATES DEPARTMENT OF THE TREASURY
        WASHINGTON, D.C. 20219

        FEDERAL RESERVE BANK
        ATLANTA, GEORGIA 30309

        FEDERAL DEPOSIT INSURANCE CORPORATION
        WASHINGTON, D.C.  20429

   (b)  Whether it is authorized to exercise corporate trust powers.

        YES.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   NONE.

3-15 Not Applicable

16. List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

   (1) A copy of the Articles of Association of the Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717.)

   (2) A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717.)

   (3) A copy of the Authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717.)

   (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717.)

   (6) The consent of the Trustee required by Section 321(b) of the Act.

   (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and the State of Texas, on the 15th day of January, 2004.


                                             THE BANK OF NEW YORK TRUST
COMPANY OF FLORIDA, N.A.


                                             By:  /s/ PATRICK T GIORDANO
                                                --------------------------------
                                                Patrick T Giordano, Agent

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of INPUT/OUTPUT, INC 5.50% CONVERTIBLE SENIOR NOTES DUE 2008, The Bank of New York Trust Company of Florida, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                             THE BANK OF NEW YORK TRUST
COMPANY OF FLORIDA, N.A.


                                             By:  /s/ PATRICK T GIORDANO
                                                --------------------------------
                                                Patrick T Giordano, Agent

                              EXHIBIT 7 TO FORM T-1


                                                                                    BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                                                                                    OMB NUMBER:  7100-0036
                                                                                    FEDERAL DEPOSIT INSURANCE CORPORATION
                                                                                    OMB NUMBER:  3064-0052
                                                                                    OFFICE OF THE COMPTROLLER OF THE CURRENCY
                                                                                    OMB Number: 1557-0081
                                                                                    EXPIRES APRIL 30, 2006

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
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                                                                                                                         | 1 |
                                                                                                                         -----
                                                                                    PLEASE REFER TO PAGE I,
                                                                                    TABLE OF CONTENTS, FOR
                                                                                    THE REQUIRED DISCLOSURE
                                                                                    OF ESTIMATED BURDEN.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY FFIEC 041

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2003                                         20030930
                                                                                           --------
                                                                                          (RCRI 9999)

This report is required by law:  12 U.S.C. Section 324 (State         This report form is to be filed by banks with domestic offices
member banks); 12 U.S.C. Section 1817 (State nonmember banks);        only.  Banks with foreign offices (as defined in the
and 12 U.S.C. Section 161 (National banks).                           instructions) must file FFIEC 031.
------------------------------------------------------------------------------------------------------------------------------------

NOTE:  The Reports of Condition and Income must be signed             The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be          Accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and
national Banks.
                                                                      We, the undersigned directors (trustees), attest to the
I,  THOMAS J. MASTRO, COMPTROLLER                                     correctness of the Report of Condition (including the
---------------------------------------------------------------       supporting schedules) for this report date and declare that it
Name and Title of Officer Authorized to Sign Report                   has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions
Of the named bank do hereby declare that the Reports of               issued by the appropriate Federal regulatory authority and is
Condition and Income (including the supporting schedules) for         trust and correct.
this report date have been prepared in conformance with the
instructions issued y the appropriate Federal regulatory              /s/ Richard G. Jackson
authority and are true to the best of my knowledge.                   --------------------------------------------------------------
                                                                       Director (Trustee)

/S/ THOMAS J. MASTRO                                                   /s/ Nicholas G. English
---------------------------------------------------------------       --------------------------------------------------------------
Signature of Officer Authorized to Sign Report                         Director (Trustee)

9/30/2003                                                              /s/ Karen B. Shupenko
---------------------------------------------------------------       --------------------------------------------------------------
Date of Signature                                                      Director (Trustee)

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SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income                 (if other than EDS) must transmit the bank's computer
either:                                                                    data file to EDS.

                                                                      For electronic filing assistance, contact EDS Call Report
                                                                      Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, and
                                                                      telephone (800) 255-1571.

                                                                      To fulfill the signature and attestation requirement for the
                                                                      Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b)  in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party
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FDIC Certificate Number:     91271                                    THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
                             -----                                    --------------------------------------------------------------
                          (RCRI 9050)                                 Legal Title of Bank (TEXT 9010)

                                                                      MIAMI
                                                                      --------------------------------------------------------------
                                                                      City (TEXT 9130)

                                                                      FL                                   33131-2974
                                                                      --------------------------------------------------------------
                                                                      State Abbrev. (TEXT 9200)            Zip Code (TEXT 9220)

     Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


The Bank of New York Trust                                             FFIEC 041
Company of Florida, N.A.                                                    RC-1
MIAMI, FL 33131-2974

                                                                      10      10

FDIC Certificate Number - 91271
CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2003

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                     Dollar Amounts In Thousands
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                                                                                                      RCON      Bil/Mil/Thou
                                                                                                      ----      ------------
  1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a.  Noninterest-bearing balances and currency and coin (1)                                        0081          4,012   1.a
    b.  Interest-bearing balances (2)                                                                 0071          5,599   1.b
  2.  Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, Column A)                                    1754              0   2.a
    b.  Available-for-sale securities (from Schedule RC-B, column D)                                  1773          8,626   2.b
  3.  Federal funds sold and securities purchased under agreements to resell
    a.  Federal funds sold                                                                            B987              0   3.a
    b.  Securities purchased under agreements to resell (3)                                           B988              0   3.b
  4.  Loans and lease financing receivables: (from Schedule RC-C)
    a.  Loans and leases, held for sale                                                               5369              0   4.a
    b.  Loans and leases, net of unearned income                                B528        0                               4.b
    c.  LESS:  Allowance for loan and lease losses                              3123        0                               4.c
    d.  Loans and leases, net of unearned income, allowance, and
          reserve (item 4.b minus 4.c)                                                                B529              0   4.d
  5.  Trading assets                                                                                  3545              0   5.
  6.  Premises and fixed assets (including capitalized leases)                                        2145          1,254   6.
  7.  Other real estate owned (from Schedule RC-M)                                                    2150              0   7.
  8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)        2130              0   8.
  9.  Customers' liability to this bank on acceptances outstanding                                    2155              0   9.
 10.  Intangible assets
    a.  Goodwill                                                                                      3163         15,127  10.a
    b.  Other Intangible assets (from Schedule RC-M)                                                  0426            494  10.b
 11. Other assets (from Schedule RC-F)                                                                2160          1,084  11.
 12. Total assets (sum of items 1 through 11)                                                         2170         36,196  12.

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held fr trading.
(3)  Includes all securities resale agreements, regardless of maturity.

The Bank of New York Trust Company of Florida, N.A.                    FFIEC 041
LEGAL TITLE OF BANK                                                      RC-2
Transmitted to EDS as 0196815 on 7/30/02 at
11:13:43 CST
FDIC Certificate Number = 91271
                                                                          ------
                                                                            11
                                                                          ------

SCHEDULE RC - CONTINUED

                                                                                                     Dollar Amounts In Thousands
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                                                                                                      RCON      Bil/Mil/Thou
                                                                                                      ----      ------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C From
          Schedule RC-E)                                                                              2200              0  13.a
        (1) Noninterest-bearing (1)                                             6631      717                              13.a.1
        (2) Interest-bearing                                                    6636        0                              13.a.2
     b. Not applicable
14.  Federal funds purchased and securities sold under agreements to repurchase
     a.  Federal funds purchased (2)                                                                  B993              0  14.a.
     b.  Securities sold under agreements to repurchase (3)                                           B995              0  14.b
15.  Trading liabilities (from Schedule RC-D)                                                         3548              0  15
16.  Other borrowed money (includes mortgage indebtedness and obligations under
       capitalized leases)(from Schedule R C-M)                                                       3190          6,000  16
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding                                         2920              0  18
19.  Subordinated notes and debentures (4)                                                            3200              0  19
20.  Other liabilities (from Schedule RC-G)                                                           2930          3,635  20
21.  Total liabilities (sum of items 13 through 20)                                                   2948          9,635  21
22.  Minority interest in consolidated subsidiaries                                                   3000              0  22

EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus                                                    3838              0  23
24.  Common stock                                                                                     3230            750  24
25.  Surplus (exclude all surplus related to preferred stock)                                         3839          4,299  25
26.  a.  Retained earnings                                                                            3632         21,510  26.a
     b.  Accumulated other comprehensive income (5)                                                   B530              2  26.b
27.  Other equity capital components (6)                                                              A130              0  27
28.  Total equity capital (sum of items 23 through 27)                                                3210         26,561  28
29.  Total liabilities, minority interest, and equity capital (sum of                                 3300         36,196  29
     items 21, 22, and 28.

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the at the right, the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2002

                                                           RCON     NUMBER
                                                           ----     ------
                                                           6724      N/A  M.1


1 = Independent audit of the bank conducted in accordance              4 = Directors' examination of the bank conducted in
    with generally accepted auditing standards by a                        accordance with generally accepted auditing standards by
    certified public accounting firm which submits a report                a certified public firm accounting (may be required by
    on the bank                                                            state chartering authority)

2 = Independent audit of the bank's parent holding company             5 = Directors' examination of the bank performed by other
    conducted in accordance with generally accepted                        external auditors (may be required by state chartering
    auditing standards by a certified public accounting firm               authority)
    which submits a report on the consolidated holding
    company (but not on the bank separately)                           6 = Review of the bank's financial statements by external
                                                                           auditors
3 = Attestation on bank management's assertion on the
    effectiveness of the bank's internal control over financial        7 = Compilation of the bank's financial statements by
    reporting by a certified public accounting firm.                       external auditors

                                                                       8 = Other audit procedures (excluding tax preparation work)

                                                                       9 = No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank Advances in Schedule RC, item 16, and "other borrowed money."

(3)  Includes all securities repurchase agreements, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses ) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.